UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2009

Commonwealth Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	01-17377	54-1460991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

403 Boush Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (757) 446-6900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On February 11, 2009, Commonwealth Bankshares, Inc. issued a press release announcing earnings for the quarter ended December 31, 2008, and the declaration of a quarterly dividend payable February 27, 2009 to shareholders of record as of February 16, 2009. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1       Press Release, dated February 11, 2009, entitled "Commonwealth Bankshares, Inc., Norfolk, VA,
              Reports Fourth Quarter Earnings and Declares Quarterly Cash Dividend."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Bankshares, Inc. (Registrant)
February 11, 2009 (Date)	/s/ CYNTHIA A. SABOL, CPA Cynthia A. Sabol, CPA Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated February 11, 2009